UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22533

                       Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                     Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Item 1. Reports to Stockholders.

The Annual Report to Stockholders follows.

Annual Report

October 31, 2015

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution since September 2011. At the June 2015 meeting of the Fund’s Board of Directors (the “Board”), the Board reaffirmed the current 35.0 cent per share quarterly distribution rate and adopted a Managed Distribution Plan (the “Plan”). The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. The Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders to maintain the steady distribution rate that has been approved by the Board.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source. The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpgfund.com under the “Dividend and Distributions” tab. The tax characterization of the Fund’s distributions for the last four years can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

December 18, 2015

Dear Fellow Shareholders:

We are pleased to present this annual report for the Duff & Phelps Global Utility Income Fund Inc. (the “Fund”).

U.S. real economic growth has remained ho-hum thus far in 2015, with year-over-year real GDP growth slowing to 2.2% in the third quarter, according to the preliminary estimate by the Bureau of Economic Analysis. Nevertheless, the odds for an initial tightening move by the Federal Open Market Committee (“FOMC”) increased materially after the October employment report was released on November 6. According to the Bureau of Labor Statistics, both payroll and wage growth were better than expected in October; November employment data released in early December reinforced this stronger trend. As a result, the FOMC raised the federal funds rate target by 25 basis points at their meeting in mid-December. We expect that the members of the FOMC will continue to analyze data released in coming months to decide on further policy actions that may be taken in 2016. In particular, we believe employment and inflation data will be key factors in their decision-making, in addition to financial conditions in the equity, bond, and foreign exchange markets.

Given the uncertainty regarding the timing of interest rates moves, income-oriented investments have struggled this year. Moreover, weak oil prices have weighed significantly on the valuation of midstream-energy-oriented master limited partnerships (“MLPs”) and the equities of other energy-infrastructure-related companies. In managing the portfolio, we continue to focus on companies with strong business fundamentals, which we believe will underpin a company’s ability to maintain, and perhaps grow, dividend payments and distributions to shareholders. Despite the challenging market for income-oriented equities this year, we believe the Fund’s concentration on income from investments in utility and midstream energy companies remains an attractive investment focus.

Performance Review: On a net asset value (“NAV”) basis, the Fund’s annualized total return (income plus change in the NAV of the portfolio) was 7.2% from its inception date of July 29, 2011, through October 31, 2015, outperforming the Composite Index, which had a 5.5% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market value basis, the Fund had an annualized total return of 2.4% from inception through October 31, 2015, below the 5.5% annualized total return of the Composite Index for the same period. For the year ended October 31, 2015, the Fund’s NAV total return was -15.5% and its market value total return was -20.2%, versus the Composite Index’s -11.3% total return.

The table below compares the performance of the Fund to the Composite Index and its component indices.

Total Returns[1] For the period indicated through October 31, 2015
	One Year	Three Years (annualized)	From Inception 7/29/11 (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	-20.2%	3.2%	2.4%
Net Asset Value[3]	-15.5%	6.4%	7.2%
Composite Index[4]	-11.3%	5.7%	5.5%
MSCI U.S. Utilities Index[4]	-2.7%	8.3%	9.5%
MSCI World ex U.S. Utilities Index[4]	-5.4%	5.3%	0.5%
MSCI World Telecom Services Index[4]	1.5%	10.2%	7.4%
Alerian MLP Index[4]	-30.1%	-0.8%	3.9%
S&P 500 Index	5.2%	16.2%	14.2%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI, Alerian, and Bloomberg.

Market and Fund Update: Since our letter in June accompanying the April 30, 2015 semi-annual report, broad equity markets have continued to exhibit volatility due in large part to uncertainty regarding FOMC policy actions, commodity price weakness, and geopolitical developments. As discussed above, real GDP grew at a 2.2% pace over the twelve-month period ended September 30, 2015. Monthly data indicators have been mixed, with employment and wages showing some positive momentum, but retail sales and inflation measures on the softer side. Industrial activity has lost momentum this year, hurt in part by the strength in the U.S. dollar. The decline in oil prices has led to cutbacks in overall investment spending and has kept a lid on headline inflation. Other measures of inflation have risen only modestly: the Consumer Price Index excluding food and energy rose at a 1.9% rate over the twelve-month period ended October 31, 2015, while the personal consumption expenditure price index excluding food and energy was a bit softer, rising 1.3% over the same twelve-month period. Our current expectation is for the FOMC to follow a shallow, data-dependent path for any further interest rate increases as 2016 progresses. We think underlying growth will remain in the 2%-3% range in coming quarters, as the economy digests the initial Fed rate increase, slowly improving economic activity in Europe and Asia, and stabilization of oil and other commodity prices.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain an attractive prospect for investors desiring income. As of October 31, 2015, the Fund’s $1.40 annual distribution rate was 8.6% of market price and 7.3% of NAV, which is attractive compared to the Composite Index’s distribution rate of 5.0%. In addition, the Fund’s annual distribution rate compares favorably to the October 31, 2015, 10-year Treasury yield of 2.2% and the S&P 500’s distribution rate of 2.1%.

The Fund’s geographic and sector investment allocations as of October 31, 2015, are shown in pie charts later in this report. About 47% of the Fund’s assets are invested internationally. The Fund’s sector allocation is 52% in electric, gas and water; 19% in telecommunication services; and 28% in oil & gas storage and transportation (i.e., midstream energy).

Domestic utilities, as measured by the MSCI U.S. Utility Index, were down 0.93% and 2.70%, respectively, over the six- and twelve-month periods ended October 31, 2015, underperforming the S&P 500, which was up 0.77% and 5.20% over the same time periods. Monthly relative performance of utilities was erratic. For example, in September, after the FOMC decided not to raise rates, utilities gained 2.53%, compared to a decline of 2.47% for the S&P 500, representing an outperformance of 500 basis points. In contrast, during October, the overall market rose 8.44% while domestic utilities gained just 1.21%, underperforming by 723 basis points.

We believe the Fund’s utility holdings are likely to exhibit better performance after the FOMC’s first rate hike, as has been the case in past tightening cycles. Moreover, utility valuations are more attractive than in early 2015, and we feel the Fund’s holdings are appealing from the viewpoint of sustainable or growing dividends, consistent with the Fund’s primary investment objective.

In the U.S., reported earnings in the Fund’s utility holdings were generally in line with expectations. We attended the annual Edison Electric Institute Financial Conference in early November and came away optimistic about the rate base growth opportunities afforded by the Environmental Protection Agency’s Clean Power Plan (“CPP”). To briefly summarize: the CPP targets cutting carbon dioxide emissions by 32% by 2030 in comparison to 2005 levels. There are specific interim and final targets for each of the 48 contiguous states. While many states are parties to a legal challenge to the CPP, companies are working to formulate state implementation plans (“SIPs”) in order to have more control of the potential outcome. The major take away is that companies will continue to close coal-fired generation that is uneconomic to “scrub” and replace it with cleaner generation sources, which will enhance regulated rate base growth and earnings going forward. Utility rate base growth is reinforced, in addition, by natural gas pipeline enhancements related to safety, storm hardening, and investments in large, utility-scale renewables projects, which are increasingly becoming economically attractive. We expect this trend will continue to unfold over the course of many years, which reinforces our favorable outlook for utility returns over the medium-to-long term.

Internationally, the total returns of electric, gas and water utilities, when translated into U.S. dollars, were weaker overall than domestic returns, dampened by the strength of the U.S. dollar. Regionally, northern European utilities were weak compared with southern European companies, with the exception of Portugal. The Fund’s U.K. holdings have done well overall. Although the Fund’s Australian holdings have had good fundamental performance, any potential gains were offset by the strong performance of the U.S. dollar versus the Australian dollar.

Overall, we will continue to look for utility companies that we believe will pay stable-to-growing dividends underpinned by solid operating fundamentals and sound management strategies.

Over the past year, the telecom industry has been a tale of different geographies. European telecom companies performed very well in the first six months of the Fund’s fiscal year as European stocks reacted well to the European Central Bank’s quantitative easing program and the anticipation of improving economies. The STOXX Europe 600 Telecommunications Index was up 22.6% for the six months ended April 30, 2015, and, with only a few exceptions, most major telecom stocks were up over the same period. Conversely, in the second half of the fiscal year, the STOXX Europe 600 Telecommunications Index was down 3.4%, with only a late rebound in October keeping the index’s decline in the single digits. Arguably, part of the initial good performance was driven by telecom stocks acting as liquid proxies for their country’s stock markets. However, investors had also anticipated improved financial performance as companies benefited from prior investments in fiber and Long-Term Evolution (“LTE”) networks, experienced less drag from regulatory issues, and faced reduced competitive pressures as a result of “market repair” (i.e., in-market consolidation). The market repair story became more complicated as the year progressed because regulators blocked some of the planned consolidation, but most telecom companies did begin to demonstrate a turn in revenue and EBITDA trends, with investors anticipating even more improvement due to operating leverage.

Telecom performance in the United States was somewhat similar to Europe’s over the past twelve months. The S&P 500 Telecommunications Services Index was almost flat—down 0.5%—for the first six months of the fiscal year, followed by a 6.7% decline in the second six months. The Fund has concentrated its U.S. telecom investments in companies that focus on wireline services in more rural areas, the Rural Local Exchange Carriers (“RLECs”), due to their attractive dividend yields. These companies, which performed so well in 2014, have underperformed over the past twelve months due to fears over the performance of their wireline assets and leverage levels as well as their high yields in the face of impending rate hikes. Despite weak performance this year, we have concentrated our investments in companies that we believe will maintain robust cash flows that will support current dividends.

Telecom companies in Asia had widely differing performance over the past six and twelve months, with many companies impacted by weakness in emerging market economies and currencies. The Fund’s telecom holdings in Australia and New Zealand were affected much more by the weakness of local currencies versus the U.S. dollar than by the performance of the underlying businesses. Nonetheless, we believe that telecom companies in the region still have good fundamentals with attractive yields.

Midstream energy MLPs outperformed the broader equity markets in October, while underperforming more widely on a trailing six-month, twelve-month, and calendar year-to-date basis. Much of the underperformance can be directly tied to the precipitous drop in oil prices over the same time period, impacting nearly every company in the energy sector outside of refining and marketing. As a sign of resiliency among higher-quality midstream MLPs, none of the Fund’s midstream holdings cut their distributions over the trailing twelve-month period, and both the Fund’s holdings and the broader MLP sector maintained a mid-single digit distribution growth rate. Much of the recent volatility in the MLP space is linked to technical selling, fund redemptions, short covering, deleveraging, and other capital allocation factors, and is not reflective, in our view, of the positive long-term fundamentals of U.S. shale. Producers connecting oil and gas supply to market demand centers, utilities identifying reliable sources of fuel, and export demand for liquefied natural gas, liquefied petroleum gas, and refined products make us optimistic about the midstream sector.

We continue to position the Fund with a bias toward large-capitalization, diversified MLPs with stable cash flows, high distribution coverage, investment grade ratings, and visible distribution growth. Project execution, quality of assets, and scale are increasingly critical in the current environment, and we believe well-managed MLPs that are diversified by both asset mix and shale basin are most advantaged and will capture capital inflows over the long term. Our outlook for mid-single digit distribution growth for midstream MLPs is based on our positive view of the fundamentals: namely, visible fee-based cash flows, long lead times on new build projects, minimum volume commitments, take-or-pay contracts, and large integrated energy companies re-focusing on U.S. shale.

Board of Directors Meeting: At the regular December 2015 meeting of the Fund’s Board of Directors (the “Board”), the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on March 15, 2016, with the distribution to be payable on March 31, 2016. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 8.6% of the October 30, 2015, closing price of $16.23 per share.

As previously reported in the semi-annual report for the six-month period ended April 30, 2015, in June 2015, the Board adopted a Managed Distribution Plan (the “Plan”). The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).
•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. In August 2015, the Fund issued $100 million of Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series with maturities of five, seven and ten years. Proceeds from the issuance were used to reduce the Fund’s borrowings under its credit facility. The MRP Shares were privately placed with institutional investors and pay quarterly dividends at a variable rate that is set quarterly. Accordingly, as of October 31, 2015, the Fund’s leverage consisted of $100 million of MRP Shares and $160 million of debt, which together represented approximately 26% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com. We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2015

Shares	Description	Value (Note 2)
COMMON STOCK & MLP INTERESTS—133.2%

	¢ ELECTRIC, GAS AND WATER—70.0%
578,000	DTE Energy Co.	$47,159,020
21,937,500	Duet Group (Australia)	36,918,913
441,000	Duke Energy Corp.	31,518,270
1,322,000	Fortum OYJ (Finland)	19,843,520
5,792,000	National Grid plc (United Kingdom)	82,574,484
1,755,000	PPL Corp.	60,372,000
2,829,000	Scottish & Southern Energy plc (United Kingdom)	66,071,638
925,000	Southern Co.	41,717,500
4,116,500	United Utilities Group plc (United Kingdom)	62,729,855
564,000	WEC Energy Group, Inc.	29,079,840
830,000	Westar Energy, Inc.	32,951,000

		510,936,040

	¢ OIL & GAS STORAGE AND TRANSPORTATION—38.3%
4,287,455	APA Group (Australia)	28,127,892
247,184	DCP Midstream Partners LP	7,101,596
688,861	Enbridge Energy Partners LP	19,246,776
536,346	Energy Transfer Partners LP	23,685,039
802,800	Enterprise Products Partners LP	22,181,364
280,500	Genesis Energy LP	11,306,955
1,431,854	Kinder Morgan, Inc.	39,161,207
350,000	Knot Offshore Partners LP (Marshall Islands)	5,708,500
367,500	MarkWest Energy Partners LP	16,052,400
285,716	NuStar Energy LP	14,471,515
502,465	Targa Resources Partners LP	15,073,950
278,834	TC Pipelines LP	14,404,565
387,020	Teekay LNG Partners LP (Marshall Islands)	9,613,577
384,919	Teekay Offshore Partners LP (Marshall Islands)	5,916,205
600,000	TransCanada Corp. (Canada)	20,189,661
814,270	Williams Partners LP	27,522,326

		279,763,528

Shares	Description	Value (Note 2)

	¢ TELECOMMUNICATIONS—24.9%
500,000	BCE, Inc.	$21,605,000
1,119,440	Communications Sales & Leasing, Inc.	22,489,549
4,154,000	Frontier Communications Corp.	21,351,560
15,565,000	Spark New Zealand Ltd. (New Zealand)	35,413,806
7,351,000	TeliaSonera AB (Sweden)	37,625,955
7,610,000	Telstra Corp., Ltd. (Australia)	29,304,087
2,168,200	Windstream Holdings, Inc.	14,114,982

		181,904,939

	Total Common Stock & MLP Interests (Cost $912,223,389)	972,604,507

SHORT-TERM INVESTMENTS—1.9%

	¢ MONEY MARKET MUTUAL FUND—1.9%
14,086,882	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.150%)	14,086,882

	Total Short-term Investments (Cost $14,086,882)	14,086,882

TOTAL INVESTMENTS—135.1%(1) (Cost $926,310,271)		986,691,389

Borrowings—(21.9)%		(160,000,000)
Other assets less liabilities—(13.2)%		(96,187,174)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$730,504,215

(1) All or a portion of the total investments have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2015

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2015:

Level 1
Common stocks & MLP interests	$972,604,507
Money market mutual fund	14,086,882

Total	$986,691,389

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

October 31, 2015

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS:
Investments at value (cost $926,310,271)	$986,691,389
Foreign currency at value (cost $202,974)	203,024
Receivables:
Dividends	2,551,147
Reclaims	949,190
Prepaid expenses	19,788

Total assets	990,414,538

LIABILITIES:
Borrowings (Note 9)	160,000,000
Investment advisory fee (Note 3)	755,651
Administrative fee (Note 3)	61,881
Interest payable on borrowings	8,133
Directors’ fees	1,126
Accrued expenses	175,112
Interest payable on floating rate mandatory redeemable preferred shares (Note 8)	192,501
Floating rate mandatory redeemable preferred shares (liquidation preference $100,000,000, net of deferred offering costs of $1,284,081) (Note 8)	98,715,919

Total liabilities	259,910,323

NET ASSETS APPLICABLE TO COMMON STOCK	$730,504,215

CAPITAL
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	669,968,897
Distributions in excess of net investment income	(192,501)
Accumulated net realized gain on investments	329,131
Net unrealized appreciation on investments and foreign currency translation	60,360,758

Net assets applicable to common stock	$730,504,215

NET ASSET VALUE PER SHARE OF COMMON STOCK	$19.26

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2015

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,695,626)	$59,129,089
Less return of capital distributions (Note 2)	(18,773,287)

Total investment income	40,355,802

EXPENSES:
Investment advisory fees (Note 3)	10,952,300
Administrative fees (Note 3)	835,232
Interest expense and fees on borrowings (Note 9)	2,235,700
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	463,115
Accounting agent fees	241,234
Professional fees	189,760
Directors’ fees	179,712
Reports to shareholders	140,983
Custodian fees	82,184
Registration fees	35,611
Transfer agent fees	10,999
Other expenses	78,889

Total expenses	15,445,719
Less expenses reimbursed by investment advisor (Note 3)	(1,513,371)

Net expenses	13,932,348

Net investment income	26,423,454

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	41,096,077
Net realized gain (loss) on foreign currency transactions	(396,017)
Net realized gain (loss) on written options	1,130,226
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(208,773,939)

Net realized and unrealized gain (loss)	(166,943,653)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(140,520,199)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2015	For the year ended October 31, 2014
OPERATIONS:
Net investment income	$26,423,454	$35,047,165
Net realized gain (loss)	41,830,286	(674,279)
Net change in unrealized appreciation (depreciation)	(208,773,939)	115,784,219

Net increase (decrease) in net assets applicable to common stock resulting from operations	(140,520,199)	150,157,105

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(30,091,776)	(39,060,682)
Net realized gain	(23,009,952)	—
Return of capital	—	(14,041,046)

Decrease in net assets from distributions to stockholders (Note 6)	(53,101,728)	(53,101,728)

Total increase (decrease) in net assets	(193,621,927)	97,055,377

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	924,126,142	827,070,765

End of year (including distributions in excess of net investment income of $(192,501) and $0, respectively)	$730,504,215	$924,126,142

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2015

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$41,524,059
Interest paid on borrowings	(2,233,958)
Expenses paid	(11,285,917)
Purchase of long-term investment securities	(434,073,298)
Proceeds from sale of long-term investment securities	450,708,416
Net change in short-term investments	(9,504,802)
Return of capital distributions on investments	18,773,287
Proceeds from options written	1,166,938
Closing purchases of written options	(36,712)
Interest paid on floating rate mandatory redeemable preferred shares	(270,614)
Net realized loss from foreign currency transactions	(396,017)

Net cash provided by operating activities		$54,371,382
Cash flows provided by (used in) financing activities:
Distributions paid	(53,101,728)
Proceeds from issuance of floating mandatory redeemable preferred shares	100,000,000
Offering costs on preferred shares	(1,284,081)
Decrease in borrowings	(100,000,000)

Net cash used in financing activities		(54,385,809)

Net decrease in cash and cash equivalents		(14,427)
Cash and cash equivalents—beginning of year		217,451

Cash and cash equivalents—end of year		$203,024

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(140,520,199)
Purchase of long-term investment securities	(434,073,298)
Proceeds from sale of long-term investment securities	450,708,416
Net change in short-term investments	(9,504,802)
Net realized gain on investments	(41,096,077)
Return of capital distributions on investments	18,773,287
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	208,773,939
Net change in unrealized (appreciation) depreciation on foreign currency	9,731
Decrease in dividends receivable	1,783,119
Increase in reclaims receivable	(624,602)
Increase in interest payable on borrowings	1,742
Decrease in expenses payable	(52,375)
Increase in interest payable on floating rate mandatory redeemable preferred shares	192,501

Total adjustments		194,891,581

Net cash provided by operating activities		$54,371,382

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,				For the period ended October 31, 2011(1)
	2015	2014	2013	2012
PER SHARE DATA:
Net asset value, beginning of period	$24.36	$21.81	$19.46	$19.59	$19.07 (2)

Net investment income	0.70	0.92	0.82	0.96	0.27
Net realized and unrealized gain (loss)	(4.40)	3.03	2.93	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	(3.70)	3.95	3.75	1.27	0.87

Distributions on common stock:
Net investment income	(0.79)	(1.03)	(0.87)	(0.93)	(0.24)
Net realized gain	(0.61)	—	—	—	—
Return of capital	—	(0.37)	(0.53)	(0.47)	(0.11)

Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(0.35)

Net asset value, end of period	$19.26	$24.36	$21.81	$19.46	$19.59

Per share market value, end of period	$16.23	$21.92	$19.38	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(3)	1.68%	1.55%	1.60%	1.69%	1.52%*
Net operating expenses, without leverage(3)	1.41%	1.26%	1.23%	1.25%	1.20%*
Gross operating expenses(3)	1.86%	1.79%	1.92%	2.03%	1.83%*
Net investment income	3.18%	4.02%	4.04%	4.99%	5.39%*

SUPPLEMENTAL DATA:
Total return on market value(4)	(20.19)%	21.14%	13.69%	2.22%	(1.40)%
Total return on net asset value(4)	(15.50)%	18.61%	20.14%	6.77%	4.70%
Portfolio turnover rate	30%	29%	20%	21%	0%
Asset coverage ratio on borrowings, end of period	557%	455%	412%	384%	385%
Asset coverage ratio on preferred stock, end of period	381%	—	—	—	—
Net assets applicable to common stock, end of period (000’s omitted)	$730,504	$924,126	$827,071	$738,117	$742,040

*	Annualized.
(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(4)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2015, the Fund estimated that 97% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2012 to 2015 are subject to review.

D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

G.      Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs” which requires that debt issuance costs related to a recognized debt liability be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of that debt liability.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended October 31, 2015 were $179,712.

D.      Affiliated Shareholder: At October 31, 2015, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 6,826 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were $326,603,218 and $394,390,844, respectively.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the year ended October 31, 2015, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the year ended October 31, 2015 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2014	—	$—
Options written	46,040	1,166,938
Options closed (premiums paid $36,712)	(3,113)	(125,497)
Options expired	(42,927)	(1,041,441)
Options exercised	—	—

Options outstanding at October 31, 2015	—	$—

The average premiums received for call options written during the year ended October 31, 2015, were $(263,500). The average premiums received amount is calculated based on the average daily premiums received for the year ended October 31, 2015.

The following is a summary of the derivative activity reflected in the financial statements at October 31, 2015 and for the year then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$1,130,226

Liabilities: Written call options at value	—	Net change in unrealized appreciation (depreciation) on written options	—

Net asset (liability) balance	$—	Total net realized and unrealized gain (loss)	$1,130,226

Note 6. Distributions and Tax Information

At October 31, 2015, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$889,771,427	$159,952,674	($63,032,712)	$96,919,962

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions to common shareholders during the years ended October 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$30,091,776	$39,060,682
Long term capital gains	23,009,952	—
Return of capital	—	14,041,046

Total distributions	$53,101,728	$53,101,728

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$—
Undistributed long-term capital gains	6,374,127
Other ordinary timing differences	(192,501)
Unrealized net appreciation	54,315,762

$60,497,388

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

For the fiscal year ended October 31, 2015, the Fund utilized capital loss carryovers of $12,232,359 against current year gains. At October 31, 2015, the Fund had no remaining capital loss carryovers.

Note 7. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

At October 31, 2015, the following reclassifications were recorded:

Paid-in capital	Accumulated net realized gain (loss) on investments	Distributions in excess of net investment income
$(1,995,483)	$(1,480,338)	$3,475,821

The reclassifications primarily relate to MLP recharacterization of gains and foreign currency gain (loss). These reclassifications have no impact on the net asset value of the Fund.

Note 8. Floating Rate Mandatory Redeemable Preferred Shares:

On August 24, 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at October 31, 2015 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Mandatory Redemption Date
A	800,000	$20,000,000	3M LIBOR + 1.85%	2.1755%	8/24/2020
B	1,600,000	40,000,000	3M LIBOR + 1.90%	2.2255%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	2.2755%	8/24/2025

Total	4,000,000	$100,000,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $34,264 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance of $1,284,081 is deducted from the carrying amount of the MRP Shares under the caption “Floating Rate Mandatory Redeemable Preferred Shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The fair value of the MRP Shares is estimated to be their liquidation preference. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2015

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Throughout the fiscal year, the Fund’s borrowing limit ranged between $210,000,000 and $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). There were commitment fees paid of $22,222 for the year ended October 31, 2015. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the year ended October 31, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $241,095,890 and 0.907%, respectively. At October 31, 2015, the Fund had outstanding borrowings of $160,000,000 at a rate of 0.9150% for a one-month term.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Duff & Phelps Global Utility Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Global Utility Income Fund Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 18, 2015

TAX INFORMATION (Unaudited)

For the year ended October 31, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	42.5%	$29,486,494

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2014: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the addresses provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Mr. Pollard, who are elected by the holders of the Fund’s preferred stock. All of the directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Directors of the Fund (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Independent Directors

Donald C. Burke Age: 55	Director	Term expires 2018; Director since 2014	Retired since 2009; Managing Director, BlackRock, Inc. 2006–2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	4	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010–2014; Director, BlackRock Luxembourg and Cayman Funds 2006–2010

Stewart E. Conner Age: 74	Director	Term expires 2018; Director since 2011	Retired since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966–2005 (Chairman, Executive Committee 2000–2004; Managing Partner 1988–2000)	4

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Robert J. Genetski Age: 73	Director	Term expires 2016; Director since 2011	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

Philip R. McLoughlin Age: 69	Director	Term expires 2016; Director since 2011	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	66	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 64	Director	Term expires 2017; Director since 2011	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	56

Eileen A. Moran Age: 61	Director	Term expires 2018; Director since 2011	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

Christian H. Poindexter Age 77	Director	Term expires 2017; Director since 2011	Retired since 2003; Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) 2002–2003 (Chairman of the Board 1999–2002; Chief Executive Officer 1999–2001; President 1999–2000); Chairman, Baltimore Gas and Electric Company 1993–2002 (Chief Executive Officer 1993–2000; President 1998–2000; Director 1988–2003)	4	Director, The Baltimore Life Insurance Company 1998–2011

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Carl F. Pollard Age: 77	Director	Term expires 2017; Director since 2011	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Director, Churchill Downs Incorporated 1985–2011 (Chairman of the Board 2001–2011)

David J. Vitale Age: 69	Director and Chairman of the Board	Term expires 2018; Director since 2011	Chairman of the Board of DNP, DTF and DUC since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011–2015; Senior Advisor to the CEO, Chicago Public Schools 2007–2008 (Chief Administrative Officer 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Interested Director

Nathan I. Partain, CFA Age: 59	President, Chief Executive Officer and Director	Term expires 2016; Director since 2011	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research 1993–1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President 1998–2001; Senior Vice President 1997–1998); President and Chief Executive Officer of DTF and DUC since 2004.	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

Officers of the Fund (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 43	Vice President and Assistant Treasurer since 2011	Senior Vice President, Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2010 (various officer positions with Virtus affiliates 2006–2009); Senior Vice President, Virtus Mutual Funds’ Complex since 2013 and Chief Financial Officer and Treasurer since 2006 (67 portfolios) (Vice President 2011–2013); Director, Virtus Global Funds, PLC since 2013.

Deborah A. Jansen, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 59	Chief Investment Officer since 2011 and Vice President since 2012

Senior Managing Director of the Adviser since 2014 (Senior Vice President 2001–2014); Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996–2000 (Vice President, Principal and Economist 1987–1995)

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 56	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011

Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994–2014); Board of Governors of CFA Institute 2008–2014 (Chair of the Board of Governors of CFA Institute 2012–2013; Vice Chairman of the Board 2011–2012); Financial Accounting Standards Advisory Council Member 2011–2014

Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Assistant Secretary since October 2015	Senior Managing Director of the Adviser since 2014 (Senior Vice President 1997–2014; Vice President 1995–1997)

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 57	Vice President and Assistant Treasurer since 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (and predecessor firms) since 2008; Vice President and Assistant Treasurer, Virtus Mutual Funds’ Complex (67 portfolios) since 1995; Assistant Vice President, Phoenix Equity Planning Corporation 1995–2008

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

William J. Renahan Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 46	Vice President since 2012 and Secretary since October 2015 (Assistant Secretary 2012–2015)	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999–2012

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 61	Chief Compliance Officer since 2011	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004–2014; Vice President 2002–2004)

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.

The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.

Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:

1.	If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

2.

If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or

(b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.

The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.

Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.

A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:

1.	such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or

2.	if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.

The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.

These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.

All correspondence concerning the plan should be directed to the plan administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpgfund.com to view a copy of the plan in its entirety or contact us at (866) 270-7598.

Board of Directors

DAVID J. VITALE

Chairman

DONALD C. BURKE

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

WILLIAM J. RENAHAN

Vice President and Secretary

W. PATRICK BRADLEY, CPA

Vice President and Assistant Treasurer

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

DANIEL J. PETRISKO, CFA

Assistant Secretary

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpgfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014

(a) Audit Fees (1)	$52,530	$51,000

(b) Audit-Related Fees (2)(6)	0	0

(c) Tax Fees (3)(6)	$7,200	$6,800

(d) All Other Fees (4)(6)	0	0

Aggregate Non-Audit Fees (5)(6)	$7,200	$6,800

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DUC and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”) AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 18, 2014 and amended June 18, 2015)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the

(1) This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

    Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2015

Dated: December 18, 2014 and amended June 18, 2015

Service	Fees (1)
	DPG	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$52,530	[N/A]
2. Reading of the Fund’s semi-annual financial statements	(3)	[N/A]
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	[N/A]

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2015

Dated: December 18, 2014 and amended June 18, 2015

Service	Fees (1)
	DPG	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	[N/A]	[N/A]
2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	[N/A]
3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	[N/A]
4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	[N/A]
5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	[N/A]

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2015

Dated: December 18, 2014 and amended June 18, 2015

Service	Range of Fees (1)
	DPG	Affiliates (2)
1. Review of federal and excise tax returns, including review of required distributions to avoid excise tax	$ 6,200	[N/A]
2. Preparation of state tax returns and analysis of state filing requirements related to partnerships	$500-$1,000 per return	[N/A]
3. Consultations with the Fund’s management as to the tax treatment of transactions or events	$8,000-$15,000 (3)(4)	[N/A]
4. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	[N/A]

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on June 18, 2015 by the Audit Committee and thereby became part of this Pre-approval Policy.

(4)	This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc.

(5)	Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2015

Dated: December 18, 2014 and amended June 18, 2015

Service	Range of Fees (1)
	DPG	Affiliates(2)
[None]

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

■	Bookkeeping or other services related to the accounting records or financial statements of the audit client

■	Financial information systems design and implementation

■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

■	Actuarial services

■	Internal audit outsourcing services

■	Management functions

■	Human resources

■	Broker-dealer, investment adviser or investment banking services

■	Legal services

■	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

Item 6. Investments.

(a)	A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

Last Revised June 19, 2014

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.

“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., Duff & Phelps Global Utility Income Fund Inc. or Duff & Phelps Diversified Income Fund Inc. as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders; strategic plan of dissident slate and quality of critique against management as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters and management matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and ‘say on pay” support level from the prior year.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings:

(i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.

In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Global Utility Income Fund Inc.

The Fund’s Portfolio Managers

The same team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”) has been responsible for the day-to-day management of the Fund’s portfolio since the Fund began making investments in July 2011. The members of that investment team and their respective areas of responsibility and expertise, as of December 30, 2015, are as follows:

Deborah A. Jansen, CFA, is Chief Investment Officer of the Fund. Ms. Jansen has been a Senior Managing Director of the Adviser since July 2014 (Senior Vice President from 2001 to 2014). Ms. Jansen concentrates her research on the global electric and natural gas industries and Ms. Jansen has final investment authority with respect to the Fund’s entire investment portfolio. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Eric J. Elvekrog, CFA, CPA, is a Portfolio Manager of the Fund. Mr. Elvekrog has been a Managing Director of the Advisor since July 2014 (Vice President from 2001-2014) and has been an Analyst for the Adviser since 1993. Mr. Elvekrog assists Ms. Jansen in leading the portfolio management team and is authorized to make investment decisions in her absence. He concentrates his research on the global telecommunications industries.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2015 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table,

portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex’ includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2015, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Deborah A. Jansen	0	$0	0	$0	0	$0
Eric J. Elvekrog	0	$0	0	$0	0	$0

(1)	Registered Investment Companies include all mutual funds and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals.The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods (if the fund has been in existence for such periods). Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods (if the Fund has been in existence for such periods) against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the MSCI U.S. Utilities, MSCI World ex U.S. Utilities, MSCI World Telecom Services, and Alerian MLP indices weighted to reflect the stock sector allocation of the Fund. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows; and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2015, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Deborah A. Jansen	$10,001-$50,000
Eric J. Elvekrog	$50,001-$100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934) (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated June 18, 2015, or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October 31, 2015 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2015

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder Treasurer and Assistant Secretary (Principal Financial Officer)

Date	December 30, 2015